UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 8, 2019 (April 11, 2019)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)
In connection with a realignment of the Company’s Board of Directors (the “Board) described under (d) below, Santiago Creel Miranda, Peter Cumins and Joseph L. Rotunda have retired from their positions as members of the Company’s Board of Directors, effective as of the Company’s Annual Meeting of Stockholders held on April 9, 2019 (the “2019 Annual Meeting”).

In addition, Mr. Rotunda, who is currently serving as the company’s Chief Operating Officer, has informed the Company that he intends to retire from that position at the end of the current fiscal year. Mr. Rotunda has had a long relationship with the Company, having served as President and Chief Executive Officer from August 2000 to October 2010 and returning to serve as an executive in May 2015. Mr. Rotunda has expressed the desire and willingness to remain available to the Board and the Company’s management to consult on matters related to the Company’s operations. The Company expects to enter into an ongoing consulting agreement with Mr. Rotunda to document that arrangement.

(d)
New Directors — On April 8, 2019, the sole holder of the company’s Class B Voting Common Stock (the "Voting Stockholder”) elected each of the following persons to serve as a director until the next annual meeting of the Company’s stockholders and his or her successor is elected and qualified or, if earlier, until his or her resignation or removal.

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Shelaghmichael Brown — Ms. Brown has more than 35 years of management experience in operations, brand and technology at a variety of financial services institutions and other companies. Ms. Brown retired from BBVA Compass in June 2011 as Senior Executive Vice President and Executive Officer Retail Banking, where she was responsible for a network of over 700 branches; online, mobile and other electronic banking platforms; traditional consumer and small business credit and deposit products; and marketing. Prior to joining BBVA Compass, Ms. Brown was President of RediClinic, Inc.; President and Chief Executive Officer of TeleCheck International, Inc.; and Executive Vice President, Manager-Retail Banking for JP Morgan Chase.

Since 2012, Ms. Brown has served on the Board of Trust Managers of Weingarten Realty Investors, an NYSE-listed real estate investment trust, where she has been a member of the Management Development Committee and the Compensation Committee and is currently Chair of the Governance Committee. She also serves on the Board of Directors for BBVA Compass Bancshares, Inc. and Compass Bank, where she is a member of the Risk Committee and the Audit Committee.
Ms. Brown received an MBA from the University of Chicago and a Bachelor of Arts degree in American Studies from Wheaton College. She was recognized in 2009, 2010 and 2011 as one of the Top 25 Most Powerful Women in Banking by U.S. Banker. She is engaged in a variety of professional, civic and philanthropic activities, and currently serves as on the Board of Directors, and as Foundation Chairman, of CanCare, Inc.

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Jason A. Kulas — Mr. Kulas spent over 25 years in financial analysis, investment banking and executive-level finance and operations roles with a variety of companies, most recently Santander Consumer USA Inc., a NYSE-listed auto finance company, where he served as Chief Executive Officer and a director from 2015 to 2017, President from 2013 to 2015 and Chief Financial Officer from 2007 to 2015. Prior to joining Santander Consumer USA, Mr. Kulas was a Managing Director in Investment Banking with J.P. Morgan Chase & Co. (1995 to 2007), where he managed JPMorgan’s South Region investment banking office. Mr. Kulas has also served as an Adjunct Professor of Marketing at Texas Christian University (1997 to 1999); Securities Analyst at William C. Connor Foundation - TCU Educational Investment Fund (1994 to 1995); and Financial Analyst at Dun & Bradstreet (1993 to 1995).

Mr. Kulas received an MBA with a concentration in Finance and Marketing from Texas Christian University in 1995, and a Bachelor of Arts degree from Southern Methodist University in 1993. He has been involved in a variety of civic and philanthropic activities, including the Dallas Citizens Council, Salesmanship Club of Dallas, Exchange Club of East Dallas, Baylor Health Care System Foundation and Art House Dallas.

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Kent V. Stone — Mr. Stone has 37 years of experience in consumer and small business banking, all with U.S. Bancorp, the fifth largest commercial bank in the U.S. His roles included Vice Chairman, Consumer Banking Sales and Support (2013-2017); Executive Vice President, Consumer Banking Strategic Support Services (2006-2013); Executive Vice President, Business Banking (2001-2006); and Executive Vice President, Branch Banking (2000-2001). From 1980 to 2000, he held various regional positions with U.S. Bancorp and its predecessor, First Bank System. Mr. Stone’s extensive banking experience includes retail branch management, digital channels, mortgage lending, private banking, product and segment management, and marketing.
Mr. Stone received an MBA with a concentration in Finance from the Carlson School of Management at the University of Minnesota in 1985, and a Bachelor of Arts in General Science and Business from Gustavus Alolphus College in 1980. He has been, and continues to be, active in a variety of civic and philanthropic affairs.

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Gary L. Tillett — Mr. Tillett has more than 35 years of experience in public accounting and business management. He spent 31 years at PricewaterhouseCoopers, where he progressed from entry-level staff to senior partner serving a variety of businesses in the Insurance Practice, the Transaction Services Practice and the U.S. Financial Services Practice. From 2005 to 2010, he was the Transactions Services Leader of the firm’s U.S. Financial Services Practice, leading a newly assembled team of professionals providing service to clients pursuing transactions in the financial services sector. At the time of his retirement from PwC in 2014, he was the Transaction Services Leader of the firm’s New York Metro Practice, where he led teams advising clients on complex transactions, including structuring, due diligence, valuation and financial reporting.

Mr. Tillett left PwC in 2014 to take the role of Executive Vice President and Chief Financial Officer of Walter Investment Management Corp. (now Ditech Holding Corporation), a publicly traded independent originator and servicer of residential mortgage loans. Ditech initiated Chapter 11 bankruptcy proceedings in November 2017. Mr. Tillett retired from his position with Ditech in February 2018 after assisting with the development and execution of the company’s financial restructuring plan.
Mr. Tillett received an MBA from the Manchester Business School at the University of Manchester and a Bachelor of Science degree with an emphasis in Accounting from the University of Texas at Dallas. He is a Certified Public Accountant.

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Robert W. K. (Robb) Webb — Mr. Webb has 40 years of experience as a human resources and business leader in complex global business environments, including Chief Human Resources Officer at Tenet Healthcare Corporation (2016-2017); Executive Vice President & Chief Human Resources Officer at Hyatt Hotels Corporation (2007-2016); a variety of human resources and business process management roles with Citigroup (1999-2007); Vice President, Human Resources & Organizational Effectiveness at Avco Financial Services Inc., a subsidiary of Textron Inc. (1988-1999); and various human resources and organizational development roles with Westinghouse Canada (1979-1988).

Mr. Webb received an MBA from the University of Nebraska in 2004 and a Bachelor of Arts degree from McMaster University in Ontario, Canada in 1977. He has participated in advanced management programs at Stanford University and Harvard University. Mr. Webb serves as a director on the Human Rights Campaign Foundation Board and the Global Board of Operation Hope, and has served on the boards of the Dallas Regional Chamber of Commerce and Business for Social Responsibility.

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Rosa Zeegers — Ms. Zeegers has over 30 years of experience in developing and implementing brand, marketing and retail strategies, as well as managing substantial businesses. She most recently served as Executive Vice President of Consumer Products & Experiences with National Geographic Partners, a joint venture of 21st Century Fox and The National Geographic Society (2016-2018). Prior to joining National Geographic Partners, Ms. Zeegers was the Chief Marketing Officer of Tween Brands, Inc. (2015); held a variety of marketing, brand and business development roles at Mattel, Inc. (2001-2014), including most recently, Senior Vice President, Global Business Development; and held a variety of marketing and brand management positions with KLM Royal Dutch Airlines (1995-2000). Ms. Zeegers began her career at Unilever PLC in The Netherlands, where she served in various marketing and sales positions of progressive responsibility.

Ms. Zeegers holds a Masters Degree in Marketing from the Dutch Institute of Marketing and a Masters Degree in German Literature from Free University Amsterdam. She serves as a board member of The AHA Foundation, a nonprofit organization dedicated to the defense of women’s rights; a board member of the Full Story Foundation, a nonprofit educational organization; and a member of the advisory board of the Qiddiya Project, part of the Crown Prince of Saudi Arabia’s “Vision 2030.” She is regularly invited by educational and business organizations to speak on “Doing Business in Foreign Cultures” and was the 2014 recipient of the Most Powerful & Influential Women Award from the National Diversity Council.
The election of the new directors was effective as of the 2019 Annual Meeting. A copy of the Company’s press release announcing these changes is attached as Exhibit 99.1.

Committee Assignments — The Board of Directors has approved the following committee assignments:

•	Audit Committee — Matthew W. Appel (Chair), Pablo Lagos Espinosa and Gary L. Tillett

•	Compensation Committee — Pablo Lagos Espinosa (Chair), Shelaghmichael Brown, Robert W. K. Webb

•	Nominating Committee — Matthew W. Appel (Chair), Jason A. Kulas, Kent V. Stone, Rosa C. Zeegers
Board Compensation — Each of the new directors will participate in the standard compensation plan for non-employee directors, which is described in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2018 (under "Part III — Item 11, Executive Compensation — Director Compensation"). Pursuant to that plan, non-employee directors receive an annual retainer fee ($80,000 for fiscal 2019, with additional amounts of $27,500, $15,000 and $7,500 being paid to the chair of the Audit Committee, the chair of the Compensation Committee and the chair of the Nominating Committee, respectively) and an annual grant of restricted stock having a value equal to two times the annual retainer fee. The annual cash retainer fee is paid quarterly, and the annual restricted stock awards are generally made on or about October 1 of each year.
Each of the new directors will receive $20,000 as soon as practicable after their election and $20,000 on or about July 1, 2019, representing the pro rata portion of the fiscal 2019 annual retainer fee. They will also receive a prorated restricted stock grant for fiscal 2019, and will be eligible for a full-year award at the next annual grant in October 2019.
Item 5.07 — Submission of Matters to a Vote of Security Holders
On April 8, 2019, the Voting Stockholder re-elected Matthew W. Appel, Lachlan P. Given, Stuart I. Grimshaw and Pablo Lagos Espinosa, and elected Shelaghmichael Brown, Jason A. Kulas, Kent V. Stone, Gary L. Tillett, Robert W. K. Webb and Rosa C. Zeegers, each to serve on the Company’s Board of Directors, effective as of the 2019 Annual Meeting. Each of such persons shall serve a one-year term until the next annual meeting of stockholders (or, if earlier, until his or her death, removal or resignation).
On April 8, 2019, there were 2,970,171 shares of the Company's Class B Voting Common Stock outstanding, all of which are held by MS Pawn Limited Partnership.
Item 7.01 — Regulation FD Disclosure
The Company held the 2019 Annual Meeting on April 9, 2019. The Company’s publicly-traded Class A Non-Voting Common Stock is not entitled to vote on any matters, and thus, no proposals or other matters were presented for voting at the 2019 Annual Meeting. Management discussed the Company’s strategic plans and initiatives and responded to stockholders’ questions. A copy of the presentation materials that management reviewed during the 2019 Annual Meeting has been posted in the Investor Relations section of the Company’s website at www.ezcorp.com.
The information set forth, or referred to, in this Item 7.01 shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless such subsequent filing specifically references this Item 7.01 of this Current Report on Form 8-K.
Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated April 9, 2019, announcing EZCORP, Inc.’s change in board of directors.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	April 11, 2019	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Chief Legal Officer and Secretary